SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : December 26, 2001

DLJ MORTGAGE ACCEPTANCE CORP (as company under a Pooling and Servicing Agreement, dated as of January 1, 2001, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-S3)


                          DLJ MORTGAGE ACCEPTANCE CORP
             (Exact name of registrant as specified in its charter)


       Delaware                    333-75921-10                  13-3460894
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2001-S3 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of January 1, 2001 among DLJ Mortgage Acceptance Corp., as depositor, Wilshire Credit Corporation, as servicer, and The Chase Manhattan Bank, as trustee.

     On December 26, 2001 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.


Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 26, 2001 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein



Date:  December 31, 2001           By: /s/ Thomas M. Britt
                                        Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 26, 2001

                            CS First Boston 2001-S3
                        Statement to Certificate Holders
                               December 26, 2001


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL             BEGINNING                                                                          ENDING
               FACE              PRINCIPAL                                                    REALIZED   DEFERRED    PRINCIPAL
CLASS         VALUE               BALANCE         PRINCIPAL       INTEREST         TOTAL       LOSSES   INTEREST     BALANCE
----------------------------------------------------------------------------------------------------------------------------------

IA1      69,664,201.00     34,562,162.94      3,366,683.57       86,464.26      3,453,147.83     0.00     0.00    31,195,479.37
IIA1     66,945,859.00     35,769,213.64      3,869,434.10      198,584.39      4,068,018.49     0.00     0.00    31,899,779.54
IIP         399,708.55        175,412.83         19,700.06            0.00         19,700.06     0.00     0.00       155,712.77
IIIA1    42,953,236.00     19,212,271.61      1,942,974.72       48,651.03      1,991,625.75     0.00     0.00    17,269,296.89
IIIP      4,168,734.24      2,158,480.00        146,965.40            0.00        146,965.40     0.00     0.00     2,011,514.60
AR1             100.00              0.00              0.00            0.00              0.00     0.00     0.00             0.00
AR2             100.00              0.00              0.00            0.00              0.00     0.00     0.00             0.00
AR3             100.00              0.00              0.00            0.00              0.00     0.00     0.00             0.00
B1       11,634,715.00     11,634,715.00              0.00       77,493.98         77,493.98     0.00     0.00    11,634,715.00
B2        6,576,147.08      6,576,147.08              0.00       46,462.74         46,462.74     0.00     0.00     6,576,147.08
TOTALS  202,342,900.87    110,088,403.10      9,345,757.85      457,656.40      9,803,414.25     0.00     0.00   100,742,645.25

IA2      69,664,201.00     34,562,162.94              0.00      190,739.94        190,739.94     0.00     0.00    31,195,479.37
XI        1,828,693.15        907,256.78              0.00        5,674.22          5,674.22     0.00     0.00       818,881.33
XII       9,861,518.91      5,434,440.40              0.00       35,495.36         35,495.36     0.00     0.00     4,917,827.03
IIIA2    42,953,236.00     19,212,271.61              0.00       92,593.89         92,593.89     0.00     0.00    17,269,296.89
XIII        474,612.22        220,795.18              0.00        1,623.24          1,623.24     0.00     0.00       210,983.88
XB1       1,071,804.05      1,071,804.00              0.00        7,158.11          7,158.11     0.00     0.00     1,071,804.00
XB2         195,405.00        195,405.00              0.00        1,384.12          1,384.12     0.00     0.00       195,405.00
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                      PASS-THROUGH RATES
--------------------------------------------------------------------------------------------      --------------------------------
            BEGINNING                                                             ENDING                              CURRENT
CLASS       PRINCIPAL            PRINCIPAL      INTEREST          TOTAL         PRINCIPAL         CLASS             PASS-THRU RATE
--------------------------------------------------------------------------------------------      --------------------------------
IA1      496.12516104      48.32731190      1.24115771      49.56846961         447.79784914      IA1               3.200000 %
IIA1     534.30061507      57.79945403      2.96634315      60.76579718         476.50116104      IIA1              6.800000 %
IIP      438.85183342      49.28606106      0.00000000      49.28606106         389.56577236      IIP               0.000000 %
IIIA1    447.28345054      45.23465287      1.13265110      46.36730397         402.04879767      IIIA1             3.100000 %
IIIP     517.77826931      35.25420224      0.00000000      35.25420224         482.52406707      IIIP              0.000000 %
AR1        0.00000000       0.00000000      0.00000000       0.00000000           0.00000000      AR1               9.822500 %
AR2        0.00000000       0.00000000      0.00000000       0.00000000           0.00000000      AR2               9.822500 %
AR3        0.00000000       0.00000000      0.00000000       0.00000000           0.00000000      AR3               9.822500 %
B1     1,000.00000000       0.00000000      6.66058258       6.66058258       1,000.00000000      B1                8.227793 %
B2     1,000.00000000       0.00000000      7.06534380       7.06534380       1,000.00000000      B2                8.727793 %
TOTALS   544.06852243      46.18772297      2.26178629      48.44950926         497.88079946

IA2      496.12516104       0.00000000      2.73799078       2.73799078         447.79784914      IA2               6.622500 %
XI       496.12302644       0.00000000      3.10288251       3.10288251         447.79591918      XI                8.000000 %
XII      551.07539210       0.00000000      3.59938062       3.59938062         498.68859705      XII               8.000000 %
IIIA2    447.28345054       0.00000000      2.15569067       2.15569067         402.04879767      IIIA2             5.900000 %
XIII     465.21174697       0.00000000      3.42013950       3.42013950         444.53950216      XIII              9.000000 %
XB1      999.99995335       0.00000000      6.67856219       6.67856219         999.99995335      XB1               8.250000 %
XB2    1,000.00000000       0.00000000      7.08333973       7.08333973       1,000.00000000      XB2               8.750000 %
--------------------------------------------------------------------------------------------      --------------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE
ADMINISTRATOR LISTED BELOW:
Thomas  Britt
JPMorgan Chase Bank - Structured Finance Services
450 West 33 St, 14th fl,
New York, New York 10001
Tel: (212) 946-3228
Fax: 212) 946-8302
Email: Thomas Britt/Chase

                                      -6-
                                        Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CS First Boston 2001-S3
                        Statement to Certificate Holders
                               December 26, 2001

Sec. 4.06(i)    Scheduled Principal
                Group 1 Scheduled Principal                                                 54,008.32
                Group 2 Scheduled Principal                                                 87,170.81
                Group 3 Scheduled Principal                                                 48,904.80

                Principal Prepayments
                Group 1 Principal Prepayments                                            3,121,942.33
                Group 2 Principal Prepayments                                            3,515,516.45
                Group 3 Principal Prepayments                                            1,903,960.37

                Curtailment
                Group 1 Curtailment                                                         98,724.38
                Group 2 Curtailment                                                        132,158.23
                Group 3 Curtailment                                                         21,264.94

                Liquidation Proceeds
                Group 1 Liquidation Proceeds                                                     0.00
                Group 2 Liquidation Proceeds                                                     0.00
                Group 3 Liquidation Proceeds                                                     0.00

                Gross Interest
                Group 1 Gross Interest                                                     424,947.40
                Group 2 Gross Interest                                                     399,184.57
                Group 3 Gross Interest                                                     228,306.40


Sec. 4.06(ii)   Class Unpaid Interest Shortfall

                Class IA1 Unpaid Interest Shortfall                                              0.00
                Class XI Unpaid Interest Shortfall                                               0.00
                Class IIA1 Unpaid Interest Shortfall                                             0.00
                Class XII Unpaid Interest Shortfall                                              0.00
                Class IIIA1 Unpaid Interest Shortfall                                            0.00
                Class IIIA2 Unpaid Interest Shortfall                                            0.00
                Class XIII Unpaid Interest Shortfall                                             0.00
                Class AR1 Unpaid Interest Shortfall                                              0.00
                Class AR2 Unpaid Interest Shortfall                                              0.00
                Class AR3 Unpaid Interest Shortfall                                              0.00
                Class B1 Unpaid Interest Shortfall                                               0.00
                Class XB1 Unpaid Interest Shortfall                                              0.00
                Class B2 Unpaid Interest Shortfall                                               0.00
                Class XB2 Unpaid Interest Shortfall                                              0.00

Sec. 4.06(v)    Beginning Collateral Balance
                Group 1 Beginning Collateral Balance                                    41,452,058.72
                Group 2 Beginning Collateral Balance                                    42,605,184.32
                Group 3 Beginning Collateral Balance                                    26,031,166.69

Sec. 4.06(v)    Ending Collateral Balance
                Group 1 Ending Collateral Balance                                       38,177,383.69
                Group 2 Ending Collateral Balance                                       38,870,338.83
                Group 3 Ending Collateral Balance                                       24,057,036.58

Sec. 4.06(vi)   Senior Percentage
                Group1 Senior Percentage                                                     100.00 %
                Group2 Senior Percentage                                                     100.00 %
                Group3 Senior Percentage                                                     100.00 %

                Subordinate Percentage
                Group1 Subordindate Percentage                                                 0.00 %
                Group2 Subordinate Percentage                                                  0.00 %
                Group3 Subordinate Percentage                                                  0.00 %

Sec. 4.06(vii)  Servicing Fees
                Group1 Servicing Fee                                                        17,271.69
                Group2 Servicing Fee                                                        40,177.64
                Group3 Servicing Fee                                                        12,551.01

Sec. 4.06(ix)   Advances
                Group1 Advances                                                                 0.00
                Group2 Advances                                                                 0.00
                Group3 Advances                                                                 0.00


                                      -7-

                                        Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CS First Boston 2001-S3
                        Statement to Certificate Holders
                               December 26, 2001


Sec. 4.06(x)    Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                         Group 1
                Category              Number        Principal Balance     Percentage
                1 Month                 12              598,336.11         1.57 %
                2 Month                  4              134,895.08         0.35 %
                3 Month                 12              755,891.50         1.98 %
                Total                   28            1,489,122.69         3.90 %


                         Group 2
                Category              Number        Principal Balance     Percentage
                1 Month                 16              501,413.20         1.29 %
                2 Month                  4               58,035.54         0.15 %
                3 Month                  9              296,534.00         0.76 %
                Total                   29              855,982.74         2.20 %

                         Group 3
                Category              Number        Principal Balance     Percentage
                1 Month                  7              371,266.84         1.54 %
                2 Month                  5              153,888.46         0.64 %
                3 Month                  7              374,594.54         1.56 %
                Total                   19              899,749.84         3.74 %
                         Group Totals

                Category              Number        Principal Balance     Percentage
                1 Month                 35            1,471,016.15         1.45 %
                2 Month                 13              346,819.08         0.34 %
                3 Month                 28            1,427,020.04         1.41 %
                Total                   76            3,244,855.27         3.20 %



                -------------------------------------------------------------------------

                Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure


                         Group 1
                  Number        Principal Balance           Percentage
                   0                      0.00                 0.00 %


                         Group 2
                  Number        Principal Balance           Percentage
                   0                      0.00                 0.00 %


                         Group 3
                   Number        Principal Balance           Percentage
                   0                      0.00                 0.00 %


                      Group Totals
                   Number        Principal Balance           Percentage
                   0                      0.00                 0.00 %

                -------------------------------------------------------------------------

Sec. 4.06(xii)  Number and Aggregate Principal Amounts of REO Loans


                         Group 1
                  Number        Principal Balance           Percentage
                       0                    0.00                  0.00 %

                         Group 2
                  Number        Principal Balance           Percentage
                      0                    0.00                  0.00 %

                         Group 3
                   Number        Principal Balance           Percentage
                      0                    0.00                  0.00 %

                      Group Totals
                   Number        Principal Balance           Percentage
                      0                    0.00                  0.00 %

                -------------------------------------------------------------------------
                                      -8-
                                        Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CS First Boston 2001-S3
                        Statement to Certificate Holders
                               December 26, 2001

Sec. 4.06(xiv)    Senior Prepayment Percentage
                  Group I Senior Prepayment Percentage                                     100.00 %
                  Group II Senior Prepayment Percentage                                    100.00 %
                  Group III Senior Prepayment Percentage                                   100.00 %

Sec. 4.06(xv)     Subordinate Prepayment Percentage
                  Group I Subordinate Prepayment Percentage                                  0.00 %
                  Group II Subordinate Prepayment Percentage                                 0.00 %
                  Group III Subordinate Prepayment Percentage                                0.00 %

Sec. 4.06(xvi)    Current Realized Losses
                  Group1 Current Realized Losses                                              0.00
                  Group2 Current Realized Losses                                              0.00
                  Group3 Current Realized Losses                                              0.00

                  Cumulative Realized Losses
                  Group1 Cumulative Realized Losses                                           0.00
                  Group2 Cumulative Realized Losses                                           0.00
                  Group3 Cumulative Realized Losses                                           0.00

Sec. 4.6(xvii)    Special Hazard Coverage Amount                                      1,011,047.59

                  Bankruptcy Loss Coverage Amount                                       100,000.00

                  Trustee Fee                                                               917.40
                  Loss Mitigation Fee                                                       458.70
                  Pool Insurance Fee                                                    154,747.74
                  Special Hazard Fee                                                     14,494.97
                  Certificate Insurer Premium                                             1,792.48

                                      -9-
                                        Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.


                            CS First Boston 2001-S3
                        Statement to Certificate Holders
                               December 26, 2001

                   Prepayment Interest Shortfall Allocated to Class IA1                  5,701.51
                   Prepayment Interest Shortfall Allocated to Class X1                     374.16
                   Prepayment Interest Shortfall Allocated to Class IIA1                 4,107.82
                   Prepayment Interest Shortfall Allocated to Class XII                    734.24
                   Prepayment Interest Shortfall Allocated to Class IIIA1                  980.67
                   Prepayment Interest Shortfall Allocated to Class IIIA2                1,866.45
                   Prepayment Interest Shortfall Allocated to Class XIII                    32.72
                   Prepayment Interest Shortfall Allocated to Class B1                   2,279.38
                   Prepayment Interest Shortfall Allocated to Class B2                   1,366.64
                   Prepayment Interest Shortfall Allocated to Class XB1                    210.55
                   Prepayment Interest Shortfall Allocated to Class XB2                     40.71
                   Prepayment Interest Shortfall Allocated to Class AR1                      0.00
                   Prepayment Interest Shortfall Allocated to Class AR2                      0.00
                   Prepayment Interest Shortfall Allocated to Class AR3                      0.00
                   Total Prepayment Interest Shortfall Allocated to All Classes         17,694.85

                   Reset Rates for Next Period
                   1 Month LIBOR (2 Business Days Prior to Current Distribution Date)   0.00000 %
                   Class IA-1                                                           1.10000 %
                   Class IIIA-1                                                         1.00000 %

                   Inverse Floater Pass-Through Rates for Next Period
                   Class IA-2                                                           8.95575 %
                   Class IIIA-2                                                         8.00000 %
                   Class B-1                                                            8.32074 %
                   Class B-2                                                            8.82074 %


                                      -10-

                                        Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

